UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 10, 2012

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

341 North Main Street, Troy, North Carolina	27371
(Address of Principal Executive Offices)	(Zip Code)

(910) 576-6171

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

First Bancorp
INDEX

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Item 5.07 – Submission of Matters to a Vote of Security Holders	3

Signatures	5

Item 5.07 – Submission of Matters to a Vote of Security Holders

On May 10, 2012, First Bancorp held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the seventeen persons listed below under Proposal 1 to serve as a director of the Company until the 2013 annual meeting; (ii) ratified the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2012; (iii) approved, on a non-binding advisory basis, the Company’s named executive officer compensation (“Say on Pay”); and (iv) provided an advisory vote that the future shareholder “Say on Pay” advisory votes will occur every year.

In accordance with the vote of its shareholders and the recommendation of its board of directors, the Company has decided to hold the ‘Say on Pay” vote every year at each annual meeting of shareholders.

The following table describes the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted “For”	Shares Voted “Against”	Shares Withheld	Shares Abstained	Broker Non- Votes
Proposal 1: To elect seventeen nominees to the Board of Directors to serve until the 2013 annual meeting of shareholders, or until their successors are elected and qualified
Daniel T. Blue, Jr.	10,900,801	—	91,075	—	3,408,095
Jack D. Briggs	10,804,632	—	187,244	—	3,408,095
R. Walton Brown	10,905,185	—	86,691	—	3,408,095
David L. Burns	10,806,310	—	185,566	—	3,408,095
John F. Burns	10,828,668	—	163,208	—	3,408,095
Mary Clara Capel	10,830,552	—	161,324	—	3,408,095
James C. Crawford, III	10,829,215	—	162,661	—	3,408,095
R. Winston Dozier	10,910,106	—	81,770	—	3,408,095
James G. Hudson, Jr.	10,900,320	—	91,556	—	3,408,095
Richard H. Moore	10,901,612	—	90,264	—	3,408,095
Jerry L. Ocheltree	10,898,100	—	93,776	—	3,408,095
George R. Perkins, Jr.	10,810,964	—	180,912	—	3,408,095
Thomas F. Phillips	10,753,849	—	238,027	—	3,408,095
Frederick L. Taylor II	10,820,952	—	170,924	—	3,408,095
Virginia C. Thomasson	10,820,387	—	171,489	—	3,408,095
Dennis A. Wicker	10,884,602	—	107,275	—	3,408,095
John C. Willis	10,817,000	—	174,876	—	3,408,095

Proposal 2: To ratify the appointment of Elliott Davis, PLLC as the independent auditors of the Company for 2012.	14,119,701	206,775	—	73,495	—

Proposal 3: To approve, on a non-binding advisory basis, the Company’s named executive officer compensation (“Say on Pay”).	10,134,752	477,933	—	379,190	3,408,096

	Shares Voted “Every Year”	Shares Voted “Every Two Years”	Shares Voted “Every Three Years”	Shares Abstained	Broker Non- Votes

Proposal 4: To provide an advisory vote on the frequency of future shareholder “Say on Pay” advisory votes.	9,082,257	214,341	1,134,366	560,910	3,408,095

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Disclosures About Forward Looking Statements
 The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

May 11, 2012	By:	/s/ Jerry L. Ocheltree
Jerry L. Ocheltree
President and Chief Executive Officer

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